Exhibit 10.1.6.6

AMENDMENTS TO

THE CONSOLIDATED EDISON

RETIREMENT PLAN

Taking Into Account the Following:

• Changes Resulting from Total Rewards;

• Changes to the Named Fiduciaries Structure;

• Changes Resulting from the 2012—2016 Collective Bargaining Contract Between Local 1-2 and CECONY;

• Changes to the Suspension of Benefits Rule; and

• Administrative and Operational Changes.

Various Effective Dates

1. The Introduction is amended, to add at the end of that Section:

In February 2012, the Board of Trustees, Board of Directors of CEI, and the Board of Directors of O&R having adopted proposed changes and recommendations from Mary Adamo, Vice President, Human Resources, the Retirement Plan is amended to take into account changes to (1) the early retirement age for certain CECONY Management Participants and O&R Management Participants and (2) the subsidized joint and survivor benefit for certain CECONY Management Participants. The Board of Trustees also has approved a change in the structure of the Named Fiduciaries.

As a result of the July 2012 collective bargaining negotiations between Local 1-2 and CECONY, the Retirement Plan is amended to provide that employees who are hired, rehired (except a former employee member of the Local 1-2 bargaining unit covered under the final average pay formula and who deferred receipt of a pension benefit), or transferred (except for an employee who transferred back into the Local 1-2 bargaining unit who was previously covered by the final average pay formula), on or after July 1, 2012, into a Local 1-2 title, will have their pension benefits calculated under the cash balance formula.

Also, on June 30, 2012, the Plan Administrator adopted a change, effective July 1, 2013, to the Suspension of Benefits Rule and other administrative and/or operational changes that are not material, and promote further efficiencies and uniformity in plan administration.

2. Article I, Definitions, CECONY Management Participant is amended, effective January 1, 2013, by adding after the last sentence the following:

Unless otherwise explicitly set forth, reference to a “CECONY Management Participant” includes a CECONY Management Participant who has not attained age 50 on or before January 1, 2013 (hereinafter a “CECONY Management Participant Tier 1”).

Effective January 1, 2013, a CECONY Management Participant Tier 1 is distinguished from a CECONY Management Participant in two ways: (1) in determining his or her Early Retirement Pension Allowance, and (2) in calculating his or her Pension Allowance if that Allowance is taken in form of a surviving spousal benefit.

3. Article I, Definitions, CECONY Weekly Participant, is amended, effective July 1, 2012, by adding at the end of the definition:

A CECONY Weekly Participant does not include an employee hired, rehired (except a former employee member of the Local 1-2 bargaining unit covered under the final average pay formula and who deferred receipt of a pension benefit), or transferred (except for an employee who transferred back into the Local 1-2 bargaining unit and who was previously covered by the final average pay formula) into Local 1-2 on or after July 1, 2012. An employee hired, rehired, or transferred into Local 1-2 on or after July 1, 2012 (and not falling within the exceptions above) is covered by the cash balance formula and therefore classified in the Retirement Plan as a CEI Participant.

4. Article I, Definitions, CEI Participant, is amended, effective January 1, 2013, by adding at the end of the definition:

A CEI Participant also means an employee who is hired, rehired (except a former employee member of the Local 1-2 bargaining unit covered under the final average pay formula and who deferred receipt of a pension benefit), or transferred (except for an employee who transferred back into Local 1-2 bargaining unit and who was previously covered by the final average pay formula) into Local 1-2 on or after July 1, 2012.

5. Article I, Definitions, Named Fiduciaries, is amended, by adding a sentence at the end of the current definition to read as follows:

Effective on and after February 15, 2012, reference to the term “Named Fiduciaries” means the “Named Fiduciaries Committee” unless reference is an individual or individuals serving as a Named Fiduciary of the Named Fiduciary Committee.

6. Article I, Definitions, O&R Early Retirement Date, is amended, effective January 1, 2013, by adding at the end of the definition:

Effective January 1, 2013, for an O&R Management Participant who has not attained age 50 on or before January 1, 2013, Early Retirement Date means termination of employment on or after attainment of age 60 and completion of ten (10) years of Vesting Service.

7. Article II, Participation, Section 2.01 Participation Requirements, is amended by adding a new subsection (g) to read as follows:

A CECONY Weekly Employee who a member of Local 1-2 and who is hired on or after July 1, 2012, becomes a CEI Participant as of the date he or she completes an Hour of Service.

8. Article III, Service, Section 3.03 Re-employment of Participant-Suspension of Benefits and Break in Service Rules, subsection 3.03(c), Re-employment After Break in Service, is amended by adding a new subsection 3.03(c)(4) as follows:

(4) Effective on and after January 1, 2013, a CECONY Participant who terminates employment on or after January 1, 2013, receives a Cash Out, and is restored to active service, will not be entitled to repay his or her Cash Out, regardless of when he or she received his or her Cash Out, and will not have his or her prior Credited Service attributed to the Cash Out restored. Additionally, if he or she becomes an Eligible Employee and a Participant, he or she will be covered under the cash balance formula.

9. Article III, Service, is amended by adding a new Section 3.04, immediately following Section 3.03, to read as follows:

3.04 Suspension of Benefit Exception for Certain Persons Who Are in Pay Status under the Retirement Plan and Who Provide Temporary Emergency Services

(a)	In General: This Section 3.04 provides a very limited exception to the general suspension of benefit rule; that is, the general rule that a Participant who is providing services for the Company, an Employer, or an Affiliate will have his or her Pension Allowance suspended for each month in which he or she works 40 or more hours.

(b)	Effective July 1, 2012: Notwithstanding the general suspension of benefits rule set forth in Section 3.03, a Participant shall not have his or her Pension Allowance suspended for any month during which he or she is providing Temporary Emergency Services (as defined in (c) below) to the Company, an Employer, or an Affiliate regardless of the number of hours of service he or she renders in that month.

(c)	Temporary Emergency Services means services performed by an Employee or an individual, on a limited and infrequent basis that result from the Company’s, Employer’s or Affiliate’s need to have additional workers because of one or more of the following Temporary Emergency situations:

i.	An impending or actual work stoppage, lock-out, strike, or similar action by a labor organization representing employees of the Company, Employer or Affiliate; or

ii.	A storm emergency, heat event, or similar weather-related condition that significantly impacts the Company’s, the Employer’s or the Affiliate’s ability to provide utility service to its customers, or

iii.	An unforeseen or unanticipated absence of a key experienced instructor at the Learning Center of up to, but not to exceed six months.

(d)	The exception in this Section 3.04 shall cease to apply as of the end of the month in which the Temporary Emergency Services are no longer needed.

10. Eligibility for and Amount of Benefits, Section 4.04, Early Retirement, subsection 4.04(b), CECONY Participants, sub-subsection (1) Attainment of Age 55 and 30 Years of Accredited Service, is amended by adding, at the end of the paragraph, the following:

Special Rule for a CECONY Management Participant who had not attained age 50 on or before January 1, 2013 (“CECONY Management Participant Tier 1”)

i For purposes of calculating an Early Retirement Pension Allowance, a CECONY Management Participant Tier 1 will have his or her Pension Allowance that has been accrued as of December 31, 2012 (“Pre 2013 Pension Accrual”) calculated differently than the portion of his or her Pension Allowance that is accrued on and after January 1, 2013 (“Post 2012 Pension Accrual”), as set forth by the rules herein.

ii A CECONY Management Participant Tier 1 who has attained age 55 and has completed at least 30 years of Accredited Service as of his or her Annuity Starting Date may elect to begin the distribution of his or her Pension Allowance as an Early Retirement Pension Allowance. His or her Pre 2013 Pension Accrual will be determined under the applicable benefit formula set forth in Appendix F, unless he or she is affected by the Social Security Taxable Wage Base, without reduction. However, the portion of his or her Pension Allowance affected by the Social Security Taxable Wage Base, if any, will be reduced by the appropriate discount factor in Appendix A, Sub-Appendix A-1, Actuarial Factors Applicable to CECONY Participants, based on the Participant’s age as of his or her Annuity Starting Date.

iii If a CECONY Management Participant Tier 1, who has attained age 55 and has completed at least 30 years of Accredited Service, elects to begin the distribution of his or her Pension Allowance as an Early Retirement Pension Allowance, his or her Post 2012 Pension Accrual will be reduced five percent (5%) for each year distribution begins between the ages of 55 and 60.

iv A CECONY Management Participant Tier 1 who has attained at least age 55 and has at least 75 points may elect to begin distribution of his Pension Allowance as an Early Retirement Pension Allowance. For each year distribution begins between the ages of 55 and age 60, his or her Pre 2013 Pension Accrual will be reduced by one and one half percent (1.5%). His or her Post 2012 Pension Accrual will be reduced by five percent (5%) for every year distribution begins between the ages of 55 and 60.

v For purposes of calculating the Pre 2013 Pension Accrual and the Post 2012 Pension Accrual under the alternative Total Salary formula in Section F.A.2 (b) of Appendix F, the Pre 2013 Pension Accrual is the ratio of Accredited Service up to and including December 31, 2012 (limited to 30 years) to total Accredited Service as of the date of termination of employment (limited to 30 years) multiplied by the total accrued benefit under said formula. The Post 2012 Pension Accrual, if any, is the excess of the total accrued benefit under said formula as of the date of termination over the Pre 2013 Pension Accrual.

vi Each CECONY Management Participant Tier 1 who has attained age 60 and has completed at least 15 years of Accredited Service as of the Annuity Starting Date may elect to begin his or her Pension Allowance. His or her Early Retirement Pension Allowance shall be calculated under the applicable benefit formula set forth in Appendix F, unless he or she is affected by the Social Security Taxable Wage Base, without reduction. However, the portion of his or her Pension Allowance affected by the Social Security Taxable Wage Base, if any, will be reduced by the appropriate discount factor in Appendix A, Sub-Appendix A—1, Actuarial Factors Applicable to CECONY Participants, based on the Participant’s age as of his or her Annuity Starting Date.

11. Article IV, Eligibility for and Amount of Benefits, Section 4.04, Early Retirement, subsection 4.04(c), O&R Participants, is amended by adding, at the end of paragraph 4.04(c)(4), the following:

5. Special Rule for an O&R Management Participant who had not attained age 50 by January 1, 2013 (“O&R Management Participant Tier 1”)

i For purposes of calculating an Early Retirement Pension Allowance, an O&R Management Participant Tier 1 may have his or her Pension Allowance that has been accrued as of December 31, 2012 (“Pre 2013 Pension Accrual”) calculated differently than the portion of his or her Pension Allowance that is accrued on and after January 1, 2013 (“Post 2012 Pension Accrual”), as set forth by the rules herein. The additional benefit equal to two (2) years of Accredited Service computed on the basis of his or her Annual Compensation at the rate being paid to him or her immediately prior to his or her Early Retirement Date shall be considered part of the Pre 2013 Pension Accrual.

ii If an O&R Management Participant Tier 1 who has attained age 55 and is a Rule of 85 Participant who elects to begin immediate distribution of his or her Pension Allowance as an Early Retirement Pension Allowance, his or her Pre 2013 Pension Accrual will be determined under the applicable benefit formula set forth in Appendix F, without reduction.

iii If an O&R Management Participant Tier 1 who has attained age 55 and is a Rule of 85 Participant, elects to begin immediate distribution of his or her Pension Allowance as an Early Retirement Pension Allowance, his or her Post 2012 Pension Accrual will be reduced five percent (5%) for each year distribution begins between the ages of 55 and 60.

iv If an O&R Management Participant Tier 1 who has attained at least age 55 and has at least 10 years of Vesting Service but is not a Rule of 85 Participant elects to begin immediate distribution of his Pension Allowance as an Early Retirement Pension Allowance, the following reductions will be made. For each year distribution begins between the ages of 55 and age 60, his or her Pre 2013 Pension Accrual will be reduced by four percent (4%). His or her Post 2012 Pension Accrual will be reduced by five percent (5%) for every year distribution begins between the ages of 55 and 60.

v If an O&R Management Participant Tier 1 who has attained age 60 and has completed at least 10 years of Vesting Service elects to begin immediate distribution of his or her Pension Allowance as an Early Retirement Pension Allowance, his entire Early Retirement Pension Allowance shall be calculated under the applicable benefit formula set forth in Appendix F, without reduction.

12. Article V, Automatic Form of Payment, Section 5.01, Automatic Form of Payment, Subsection (b) CECONY Participants, Subsection (b), Married Participants, is amended by adding a new subsection (b)(4) to read as follows:

(4) CECONY Management Participant Tier 1 Effective January 1, 2013, a CECONY Management Participant Tier 1, who is married on his or her Annuity Starting Date and has not elected an optional form of benefit, will receive a reduced Pension Allowance during his or her life. If a CECONY Management Participant Tier 1, dies before his or her Spouse, his or her Surviving Spouse will receive for life, one half of that reduced Pension Allowance. The reduced Pension Allowance will equal the sum of (1) the Pension Allowance of the CECONY Management Participant Tier 1 calculated as of December 31, 2012 (“Pre 2013 Accrued Benefit”) and (2) the Pension Allowance of the CECONY Management Participant Tier 1 calculated beginning January 1, 2013 until his or her termination of employment, retirement, date of death or Annuity Starting Date, whichever is applicable (“Post 2012 Accrued Benefit”). The Post 2012 Accrued Benefit, when converted from a single life annuity to the qualified joint and 50% survivor annuity, will be actuarial equivalent of the single life annuity. The Pre 2013 Accrued Benefit will not be reduced when converted into the qualified joint and 50% survivor annuity.

13. Article V, Automatic Form of Payment, Section 5.02, Optional Form of Payment, Subsection (b) CECONY and CEI Participants, Subsection (b)(1), Optional Forms, is amended by adding to the paragraph the following:

A married CECONY Management Participant-Tier 1 may elect to convert his or her Pension Allowance payable in the normal form as a qualified joint and 50% surviving spouse annuity, into an optional benefit. The applicable factors for converting the Post 2013 Accrued Benefit, as well as the Pre 2013 Accrued Benefit into an optional form are set forth in Appendix A.

14. Article V, Automatic Form of Payment, Section 5.02, Optional Form of Payment, Subsection (b) CECONY and CEI Participants, subsubsection (b)(3), Optional Forms, is amended as follows:

(3) Twelve Year Certain and Life Annuity – CECONY Weekly Participant-1 and CECONY Management Participant Tier 1 A married CECONY Weekly Participant 1 may elect this 12-Year Certain and Life Annuity Option and designate someone other than his or her spouse as the Beneficiary. If the CECONY Weekly Participant-1 dies within 144 months after his or her Annuity Starting Date, the balance of the 144 monthly payments will be paid to his or her Beneficiaries, as provided above. In order for a married CECONY Weekly Participant-1 to elect this option, his or her spouse must both consent to the waiver of his or her Surviving Spouse annuity and, if applicable, to the designation of another Beneficiary.

Effective January 1, 2013, a married CECONY Management Participant Tier 1 may elect this 12-Year Certain and Life Annuity Option and designate someone other than his or her spouse as the Beneficiary. If the CECONY Management Participant Tier 1 dies within 144 months after his or her Annuity Starting Date, the balance of the 144 monthly payments will be paid to his or her Beneficiaries, as provided above. In order for a married CECONY Management Participant Tier 1 to elect this option, his or her spouse must consent to both the waiver of his or her Surviving Spouse annuity and, if applicable, to the designation of another Beneficiary. If a CECONY Management Participant Tier 1 elects this option, his or her Pre 2013 Benefit includes a protected subsidized 50% joint and surviving spouse annuity.

15. Article V, Automatic Form of Payment, Section 5.02, Optional Form of Payment, Subsection (b) CECONY and CEI Participants, Subsection (b)(8), Optional Forms, is amended as follows:

(8) Single Life Annuity Option

i	This optional form of payment is also available to a married CECONY Weekly Participant–1. A married CECONY Weekly Participant-1 may elect a single life annuity payable for his or her life. If he or she selects this option, his or her spouse must consent to this form of distribution in accordance with the appropriate election and waiver requirements set forth in Section 5.03.

ii	Effective January 1, 2013, a married CECONY Management Participant Tier 1 may elect a single life annuity payable for his or her life. If he or she selects this option, his or her spouse must consent to this form of distribution in accordance with the appropriate election and waiver requirements set forth in Section 5.03. If he or she selects this option, his or her Pre 2013 Benefit includes a protected subsidized 50% joint and surviving spouse annuity.

16. Article VII, Administration of the Plan, Section 7.01, Named Fiduciaries, Subsection (a) is amended by adding to the paragraph the following:

Effective as of February 14, 2012, the Board of Trustees approved (1) increasing the number of Named Fiduciaries from three to five persons; (2) removing, by title, the Chief Executive Officer as a Named Fiduciary; (3) renaming the “Named Fiduciaries” to the Named Fiduciary Committee; (4) by title, the “Vice President – Human Resources,” or any successor title/position will be a Named Fiduciary; and (5) acting upon the authority delegated to the Chief Executive Officer to take action on behalf of CECONY, will designate other persons who, upon acceptance of such designation, shall serve as Named Fiduciaries in addition to those holding the aforementioned offices.

17. Appendix A, Actuarial Factors, Sub-Appendix A-1, Actuarial Factors Applicable to CECONY Participants, the Introductory Language, Tables A to M–2 provide the actuarial factors that are applied for calculating and computing Pension Allowances for CECONY Management Participants and CECONY Weekly Participants, and, when applicable, to CECONY Weekly Employees—1, is amended as follows:

APPENDIX A

Actuarial Factors

Sub-Appendix A-1 Actuarial Factors Applicable to CECONY Participants

Tables A to M-2 provide the actuarial factors that are applied for calculating and computing Pension Allowances for CECONY Management Participants, CECONY Weekly Participants, CECONY Weekly Participants-1, and, effective January 1, 2013, CECONY Management Participants Tier 1.

Tables A-H Apply to

CECONY Management Participants, CECONY Weekly Participants,

And, When Explicitly Indicated, CECONY Weekly Participants-1 and

Effective January 1, 2013, CECONY Management Participants Tier 1.

A	Early Retirement Discount Factors:

All CECONY Participants whether married or single other than:

i.	Effective January 1, 2013, A CECONY Management Participant Tier 1 – only on his or her Pre 2013 Accrued Benefit

A-2	Early Retirement Discount Factors for a CECONY Management Participant with 75 Points:

i.	Effective January 1, 2013, A CECONY Management Participant Tier 1 – only on his or her Post 2012 Accrued Benefit

B	Conversion from Single Life to Twelve Year Certain and Life Annuity Conversion Factors Applies to:

i	All single (unmarried) CECONY Participants

ii	All married CECONY Weekly Participants-1 who choose to waive the spousal death benefit and elect a non spouse beneficiary

iii	Effective January 1, 2013, a married CECONY Management Participant Tier 1 – only on his or her Post 2012 Accrued Benefit

C	Conversion From 50% Joint & Survivor to Twelve Year Certain With 50% Joint & Survivor Not Applicable to

i	CECONY Weekly Participants-1

ii	Effective January 1, 2013, a married CECONY Management Participant Tier 1 – does not apply on his or her Post 2012 Accrued Benefit

D	Early Retirement Factors–Excess Formula Applicable only to CECONY Management Participants

E	Conversion From 50% Joint & Survivor to 100% Joint & Survivor – Not Applicable to

i	CECONY Weekly Participants-1

ii	Effective January 1, 2013, a married CECONY Management Participant Tier 1 – does not apply to his or her Post 2012 Accrued Benefit

F	Conversion From 50% Joint & Survivor to 100% Joint & Survivor With Pop-Up – Not Applicable to

i	CECONY Weekly Participants-1

ii	Effective January 1, 2013, a married CECONY Management Participant Tier 1 – does not apply to his or her Post 2012 Accrued Benefit

G	Table G–Factor for Level Income All CECONY Participants whose Distributions Begin Before January 1, 2005 – is no longer applicable because it applied to distributions before January 1, 2005. See prior Retirement Plan for historical factors. Table G has been updated in the Plan at Article V

H-1	75% Joint and Survivor Annuity Without Pop-Up Option factors applicable to CECONY Participants only Not applicable to

i	CECONY Weekly – 1 Participants

ii	CEI Participants

iii	Effective January 1, 2013, a married CECONY Management Participant Tier 1 – does not apply to his or her Post 2012 Accrued Benefit

H-2	75% Joint and Survivor Annuity With Pop-Up

Option factors applicable to CECONY Participants only

Not applicable to

i	CECONY Weekly-1 Participants

ii	CEI Participants

iii	Effective January 1, 2013, a married CECONY Management Participant Tier 1- does not apply to his or her Post 2012 Accrued Benefit

Tables I to M-2 Apply to Only to

CECONY Weekly Participants-1

Effective January 1, 2013, a CECONY Management Participant Tier 1–only to his or her

Post 2012 Accrued Benefit

And, for M-1 and M-2, CEI Participants

I	Conversion From Single Life to Twelve Year Certain with 50% Joint & Survivor without Pop-Up

J	Conversion from Single Life to 100% Joint and Survivor without Pop-Up

K	Conversion from Single Life to 100% Joint and Survivor with Pop-Up

L	Conversion from Single Life to 50% Joint and Survivor without Pop-Up

M-1	Option factors applicable to a CEI Participant, a CECONY Weekly-1 Participant, and effective January 1, 2013, a CECONY Management Participant Tier 1–apply only to his or her Post 2012 Accrued Benefit 75% Joint and Survivor Annuity Without Pop-Up

M-2	Option factors applicable to a CEI Participant, a CECONY Weekly-1 Participant, and effective January 1, 2013, a CECONY Management Participant Tier 1–applies only to his or her Post 2012 Accrued Benefit 75% Joint and Survivor Annuity With Pop-Up

18. Appendix A, Actuarial Factors, Actuarial Factors Applicable to CECONY Participants, Sub-Appendix A-1 Table A – Early Retirement Discount Factors is amended to read as

Sub-Appendix A.1

Table A-1

Early Retirement Discount Factors

To be applied to a CECONY Participant with 75 points

Except for the Post 2012 Accrued Benefit for a CECONY Management Participant Tier

1

Applied To The Participant’s Accrued Pension For Retirements Prior To

Attainment Of A CECONY Participant’s Sixtieth Birthday

The Actual Date Of Retirement

Months Prior age 60	Age	Discount Factor	Months Prior to age 60	Age	Discount Factor	Months Prior to age 60	Age	Discount Factor	Months Prior to age 60	Age	Discount Factor	Months Prior to age 60	Age	Discount Factor
1		0.99875	37		0.95375	73		0.54100	109		0.43400	145		0.36200
2		0.99750	38		0.95250	74		0.53800	110		0.43200	146		0.36000
3		0.99625	39		0.95125	75		0.53500	111		0.43000	147		0.35800
4		0.99500	40		0.95000	76		0.53200	112		0.42800	148		0.35600
5		0.99375	41		0.94875	77		0.52900	113		0.42600	149		0.35400
6		0.99250	42		0.94750	78		0.52600	114		0.42400	150		0.35200
7		0.99125	43		0.94625	79		0.52300	115		0.42200	151		0.35000
8		0.99000	44		0.94500	80		0.52000	116		0.42000	152		0.34800
9		0.98875	45		0.94375	81		0.51700	117		0.41800	153		0.34600
10		0.98750	46		0.94250	82		0.51400	118		0.41600	154		0.34400
11		0.98625	47		0.94125	83		0.51100	119		0.41400	155		0.34200
12	(59)	0.98500	48	(56)	0.94000	84	(53)	0.50800	120	(50)	0.41200	156	(47)	0.34000
13		0.98375	49		0.93875	85		0.50500	121		0.41000	157		0.33800
14		0.98250	50		0.93750	86		0.50200	122		0.40800	158		0.33600
15		0.98125	51		0.93625	87		0.49900	123		0.40600	159		0.33400
16		0.98000	52		0.93500	88		0.49600	124		0.40400	160		0.33200

17		0.97875	53		0.93375	89		0.49300	125		0.40200	161		0.33000
18		0.97750	54		0.93250	90		0.49000	126		0.40000	162		0.32800
19		0.97625	55		0.93125	91		0.48700	127		0.39800	163		0.32600
20		0.97500	56		0.93000	92		0.48400	128		0.39600	164		0.32400
21		0.97375	57		0.92875	93		0.48100	129		0.39400	165		0.32200
22		0.97250	58		0.92750	94		0.47800	130		0.39200	166		0.32000
23		0.97125	59		0.92625	95		0.47500	131		0.39000	167		0.31800
24	(58)	0.97000	60	(55)	0.92500	96	(52)	0.47200	132	(49)	0.38800	168	(46)	0.31600
25		0.96875	61		0.57700	97		0.46900	133		0.38600	169		0.31400
26		0.96750	62		0.57400	98		0.46600	134		0.38400	170		0.31200
27		0.96625	63		0.57100	99		0.46300	135		0.38200	171		0.31000
28		0.96500	64		0.56800	100		0.46000	136		0.38000	172		0.30800
29		0.96375	65		0.56500	101		0.45700	137		0.37800	173		0.30600
30		0.96250	66		0.56200	102		0.45400	138		0.37600	174		0.30400
31		0.96125	67		0.55900	103		0.45100	139		0.37400	175		0.30200
32		0.96000	68		0.55600	104		0.44800	140		0.37200	176		0.30000
33		0.95875	69		0.55300	105		0.44500	141		0.37000	177		0.29800
34		0.95750	70		0.55000	106		0.44200	142		0.36800	178		0.29600
35		0.95625	71		0.54700	107		0.43900	143		0.36600	179		0.29400
36	(57)	0.95500	72	(54)	0.54400	108	(51)	0.43600	144	(48)	0.36400	180	(45)	0.29200

Exact ages shown in parenthesis

Sub-Appendix A.1

Table A-2

Early Retirement Discount Factors

To be applied to the Post 2012 Accrued Benefit for a CECONY Management

Participant Tier 1 with 75 points

Applied To The Participant’s Accrued Pension For Retirements Prior To

Attainment Of A CECONY Participant’s Sixtieth Birthday

The Actual Date Of Retirement

Months Prior age 60	Age	Discount Factor	Months Prior to age 60	Age	Discount Factor	Months Prior to age 60	Age	Discount Factor	Months Prior to age 60	Age	Discount Factor	Months Prior to age 60	Age	Discount Factor
1		0.99583	37		0.84583	73		0.54100	109		0.43400	145		0.36200
2		0.99167	38		0.84167	74		0.53800	110		0.43200	146		0.36000
3		0.98750	39		0.83750	75		0.53500	111		0.43000	147		0.35800
4		0.98333	40		0.83333	76		0.53200	112		0.42800	148		0.35600
5		0.97917	41		0.82917	77		0.52900	113		0.42600	149		0.35400
6		0.97500	42		0.82500	78		0.52600	114		0.42400	150		0.35200
7		0.97083	43		0.82083	79		0.52300	115		0.42200	151		0.35000
8		0.96667	44		0.81667	80		0.52000	116		0.42000	152		0.34800
9		0.96250	45		0.81250	81		0.51700	117		0.41800	153		0.34600
10		0.95833	46		0.80833	82		0.51400	118		0.41600	154		0.34400
11		0.95417	47		0.80417	83		0.51100	119		0.41400	155		0.34200
12	(59)	0.95000	48	(56)	0.80000	84	(53)	0.50800	120	(50)	0.41200	156	(47)	0.34000
13		0.94583	49		0.79583	85		0.50500	121		0.41000	157		0.33800
14		0.94167	50		0.79167	86		0.50200	122		0.40800	158		0.33600
15		0.93750	51		0.78750	87		0.49900	123		0.40600	159		0.33400
16		0.93333	52		0.78333	88		0.49600	124		0.40400	160		0.33200
17		0.92917	53		0.77917	89		0.49300	125		0.40200	161		0.33000
18		0.92500	54		0.77500	90		0.49000	126		0.40000	162		0.32800
19		0.92083	55		0.77083	91		0.48700	127		0.39800	163		0.32600
20		0.91667	56		0.76667	92		0.48400	128		0.39600	164		0.32400

21		0.91250	57		0.76250	93		0.48100	129		0.39400	165		0.32200
22		0.90833	58		0.75833	94		0.47800	130		0.39200	166		0.32000
23		0.90417	59		0.75417	95		0.47500	131		0.39000	167		0.31800
24	(58)	0.90000	60	(55)	0.75000	96	(52)	0.47200	132	(49)	0.38800	168	(46)	0.31600
25		0.89583	61		0.57700	97		0.46900	133		0.38600	169		0.31400
26		0.89167	62		0.57400	98		0.46600	134		0.38400	170		0.31200
27		0.88750	63		0.57100	99		0.46300	135		0.38200	171		0.31000
28		0.88333	64		0.56800	100		0.46000	136		0.38000	172		0.30800
29		0.87917	65		0.56500	101		0.45700	137		0.37800	173		0.30600
30		0.87500	66		0.56200	102		0.45400	138		0.37600	174		0.30400
31		0.87083	67		0.55900	103		0.45100	139		0.37400	175		0.30200
32		0.86667	68		0.55600	104		0.44800	140		0.37200	176		0.30000
33		0.86250	69		0.55300	105		0.44500	141		0.37000	177		0.29800
34		0.85833	70		0.55000	106		0.44200	142		0.36800	178		0.29600
35		0.85417	71		0.54700	107		0.43900	143		0.36600	179		0.29400
36	(57)	0.85000	72	(54)	0.54400	108	(51)	0.43600	144	(48)	0.36400	180	(45)	0.29200

Exact ages shown in parenthesis

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed effective as of 12/20/2012

/s/ Mary Adamo
Mary Adamo
Vice President of Human Resources
Consolidated Edison Company of New York, Inc.
And the Plan Administrator of the Retirement Plan

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